UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Check the appropriate box:
[  ]  Preliminary Proxy Statement
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[X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CNB CORPORATION
(Name of Registrant as Specified in Its Charter)

Willis J. Duncan, W. Jennings Duncan ________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[  ] Fee paid previously with preliminary materials.
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April 20, 2006

Dear Fellow Shareholders of CNB Corporation:

        We are seeking your support at the Annual Meeting of shareholders for the election of our nominees to the Board of Directors of CNB Corporation (“CNB”). The meeting has been scheduled for Tuesday, May 9, 2006 at the Conway Banking Office of The Conway National Bank at 1411 Fourth Avenue, Conway, South Carolina, at 5:30 p.m., Conway, South Carolina time.

        We are seeking your support for our nominees for directors of CNB:

WILLIS J. DUNCAN
EDWARD T. KELAHER
GEORGE F. “BUDDY” SASSER

and for, WILLIAM R. BENSON,one of CNB’s nominees.

We believe these nominees will represent the traditions and community values which will lead to the continued future success of CNB and its wholly owned subsidiary, The Conway National Bank (“Bank”). We believe the nominees can be trusted to act in the best interests of the shareholders, employees, customers and communities served by the Bank.

        Each of the nominees is a long time resident of the communities served by the Bank and has contributed to these communities. They have strong ties and relationships in these communities which will contribute to further enhancing the heritage, image, and name that is The Conway National Bank.

        We are asking you to join together with us to continue building a successful future—a future based on the Bank’s and our communities’ traditions of trust and success. We believe these nominees support the values and traditions expressed in our Bank’s Mission Statement. These values and traditions are:

(i)	providing the communities we serve with the highest quality financial services at competitive prices with interest in promoting economic growth;
(ii)	being committed to strong corporate citizenship and community service; providing our employees with fairness and opportunity for personal growth and professional development;
(iii)	providing reasonable dividend returns and long-term growth to you the shareholder; and
(iv)	accomplishing this mission by remaining a strong independent community bank with our priorities ordered toward service, safety and soundness, profitability, and growth.

        We ask you to carefully consider the information contained in the attached proxy statement and then support our efforts by signing, dating, and returning the enclosed GREEN proxy sheet today.

        If you have already voted for the CNB Board’s nominees you have every right to change your vote by signing, dating, and returning to Jennings a later dated GREEN proxy. The latest dated proxy is the one that will count. If you have any questions, require any assistance in voting your GREEN proxy, or need additional copies of our proxy materials, please contact Jennings Duncan at (843) 248-4119.

Thank you for your support,

Willis J. Duncan                            W. Jennings Duncan

PROXY STATEMENT OF
WILLIS J. DUNCAN AND W. JENNINGS DUNCAN

___________________

ANNUAL MEETING OF SHAREHOLDERS OF
CNB CORPORATION
May 9, 2006

PLEASE SIGN, DATE, AND MAIL THE ENCLOSED GREEN PROXY TODAY

        We are providing this proxy statement and enclosed GREEN proxy and seeking your support for the election of our nominees to the Board of Directors of CNB Corporation (the “CNB Board”) at the Annual Meeting of shareholders scheduled for Tuesday, May 9, 2006 at the Conway Banking Office of The Conway National Bank at 1411 Fourth Avenue, Conway, South Carolina, at 5:30 p.m., Conway, South Carolina time, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof.

        Our nominees for the CNB Board are Willis J. Duncan, Edward T. Kelaher, and George F. “Buddy” Sasser (the “Nominees”).

        We also support the election of William R. Benson, one of CNB’s nominees.

        We view this to be a critical juncture in the life of CNB and your Bank. We have had the privilege for many years of serving in our capacities as Directors of CNB and as Chairman and President of CNB Corporation (“CNB”) and its wholly owned subsidiary, The Conway National Bank (the “Bank”). Through these years, we have always endeavored to act in the best interests of the shareholders, employees, and customers and to honor your values and the values of the communities served by the Bank. We are asking you to support and vote for these nominees and the traditions and community values the Bank represents and which we have supported over the many years of our association and service. We are also asking you to join together with us in support of these traditions to continue building a successful future.

        We have given notice to CNB that at the Annual Meeting of CNB’s shareholders we will nominate for election as directors:

Willis J. Duncan, Edward T. Kelaher, and George F. “Buddy” Sasser.

        We will also vote for William R. Benson, one of CNB’s nominees, unless otherwise specified in a proxy. We believe these nominees support the traditions and community values we and the Bank represent. We are also asking you to join together with us in support of these traditions to continue building a successful future.

        Therefore, we are asking for your proxy to VOTE FOR the election of Willis J. Duncan, Edward T. Kelaher, and George F. “Buddy” Sasser, and to VOTE FOR William R. Benson, one of CNB’s nominees.

        This proxy statement and the GREEN proxy are first being furnished to CNB shareholders on or about April 20, 2006. This Proxy Statement and the accompanying GREEN proxy are being furnished to you to ask for your continued support in the knowledge that we are ultimately asking for your continued trust.

        The Board of Directors of CNB has set April 6, 2006 as the record date for the Annual Meeting. Shareholders owning CNB common stock at the close of business on that date are entitled to attend and vote at the Annual Meeting, with each share entitled to one vote.

THIS SOLICITATION IS BEING MADE BY WILLIS AND JENNINGS DUNCAN AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF CNB.

WILLIS AND JENNINGS DUNCAN ASK YOU TO SIGN, DATE, AND RETURN THE GREEN PROXY IN FAVOR OF THE ELECTION OF THEIR NOMINEES.

        IF YOU HAVE ALREADY SENT A PROXY FURNISHED BY CNB, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF OUR NOMINEES, WILLIS J. DUNCAN, EDWARD T. KEHLAHER, AND GEORGE F. “BUDDY” SASSER, AND FOR WILLIAM R. BENSON, ONE OF CNB’S NOMINEES, BY SIGNING, DATING, AND RETURNING THE ENCLOSED GREEN PROXY. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO JENNINGS DUNCAN OR TO THE SECRETARY OF CNB, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

        WE ASK THAT YOU PLEASE RETURN YOUR SIGNED GREEN PROXY SHEETS TO US AND NOT CNB BY RETURNING THE SIGNED AND DATED PROXY SHEET IN THE ENCLOSED SELF ADDRESSED POSTAGE PAID ENVELOPE.

        WILLIS AND JENNINGS WILL BE IN ATTENDANCE AT THE ANNUAL MEETING TO VOTE THE GREEN PROXY.

YOUR VOTE IS IMPORTANT

        Your vote is important, no matter how many or how few shares you own. We urge you to sign, date, and return the enclosed GREEN proxy sheet today to vote FOR the election of our Nominees Willis Duncan, Ed Kelaher, and Buddy Sasser, and FOR William R. Benson, one of CNB’s nominees. WE ALSO URGE YOU NOT TO SIGN AND RETURN THE CNB PROXY.

        Holders of record of CNB common stock as of April 6, 2006 are urged to sign and return our GREEN proxy sheet even if you sold your shares after that date. If you have purchased CNB common stock after April 6, 2006, and wish to vote your shares at the Annual Meeting, you should seek to obtain a proxy from the person that sold your shares to you.

        If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute on your behalf the GREEN proxy sheet. We urge you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to Jennings Duncan, at the address and telephone number set forth below, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

        If you have any questions regarding your proxy, or need assistance in voting your shares, please feel free to contact Jennings Duncan at (843) 248-4119, or:

Jennings Duncan
515 Tenth Avenue
Conway, South Carolina 29526
e-mail: dunc06@sccoast.net

QUESTIONS AND ANSWERS REGARDING VOTING

Q:	WHAT AM I VOTING ON?

A:	You are being asked to vote on: • the election of four individuals to serve as directors on the Board of Directors of CNB; and • the ratification of CNB's outside auditor.

The proxy holders, Willis and Jennings Duncan, will vote in their discretion on any other matters that may be properly brought before the Annual Meeting. We are not aware of any other matter that will be brought before the Annual Meeting.

Q:	HOW DO I VOTE IN FAVOR OF WILLIS AND JENNINGS DUNCAN’S NOMINEES?

A:	When you sign the enclosed GREEN proxy, you appoint us, Willis Duncan and Jennings Duncan, as your representatives to vote at the Annual Meeting. We will vote any proxies we receive in favor of the election of Willis J. Duncan, Edward T. Kelaher and George F. “Buddy” Sasser, who are our Nominees, and in favor of William R. Benson, who is one of CNB’s nominees, unless otherwise specified on a proxy. Willis or Jennings will vote your shares of CNB common stock at the Annual Meeting as you have instructed on the proxy.

If you execute and return the GREEN proxy, your shares of CNB common stock will be voted whether or not you attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting in person, it is a good idea to complete, sign, and return your GREEN proxy in advance of the meeting, just in case your plans change or some conflict or emergency arises that prevents your attendance. If you wish to attend the Annual Meeting, attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy, unless you choose to revoke the proxy by personally voting at the Annual Meeting.

You may vote by mail or you may vote in person at the Annual Meeting. To vote by mail, you must sign and date the enclosed GREEN proxy and mail it in the enclosed, postage-paid, and addressed envelope. If you mark your voting instructions on the proxy, we will vote your shares as you instruct. If you return a signed proxy sheet but do not provide voting instructions, your shares will be voted for Willis J. Duncan, Edward T. Kelaher and George F. “Buddy” Sasser, who are our Nominees, and in favor of William R. Benson, who is one of CNB’s nominees.

We will also vote in favor of the ratification of CNB’s independent auditors. If an issue comes up for vote at the Annual Meeting that is not on the GREEN proxy, we will vote your shares of CNB common stock, under your proxy, in our discretion on that issue. We are not aware of any other matter that will be brought before the Annual Meeting. To vote in person at the Annual Meeting, you should attend the Annual Meeting and fill out the written ballot that will be distributed to CNB’s shareholders at the Annual Meeting. If you hold your CNB common stock through a brokerage account but do not have a physical share certificate, you must request a legal proxy from your stockbroker in order to vote at the meeting.

Q:	WHAT IF I HAVE ALREADY RETURNED THE BOARD’S PROXY?

A:	If you have already sent a proxy furnished by the CNB Board, you may revoke that proxy and change your vote at any time before the polls close at the Annual Meeting by signing, dating, and returning to Jennings Duncan the GREEN proxy sheet. The latest dated proxy is the only one that counts. Any proxy may be revoked at any time by voting in person at the Annual Meeting or giving a later dated proxy or a written notice of revocation to the Secretary of CNB or to Jennings Duncan, who will deliver it to the Secretary of CNB.

Q:	HOW MANY VOTES ARE NEEDED TO ELECT DIRECTORS?

A:	At least one-third of the outstanding shares of CNB’s common stock as of the record date must be present at the meeting, either in person or by proxy, to hold the meeting and conduct business. This is called a quorum. If a quorum is present, the director nominees receiving the highest number of votes will be elected as directors. This number is called a plurality.

Shares will be counted for quorum purposes if they are represented at the meeting for any purpose other than solely to object to holding the meeting or transacting business at the meeting. Abstentions and broker non-votes count as present for establishing whether a quorum is present. A “broker non-vote” occurs with respect to a proposal when a broker is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given.

You will be receiving at least two proxy statements, and corresponding proxy sheets, for the matters to be voted on at the Annual Meeting, including one from CNB and this proxy statement from us. EACH OF THESE PROXY STATEMENTS RELATES TO THE ELECTION OF DIRECTORS. HOWEVER, THIS PROXY STATEMENT RELATES TO AN ALTERNATE SLATE OF NOMINEES PROPOSED BY WILLIS DUNCAN AND JENNINGS DUNCAN AND NOT THE SLATE OF NOMINEES PROPOSED BY THE BOARD OF CNB.

There are four director positions to be elected at the Annual Meeting. We have proposed three nominees, Willis J. Duncan, Edward T. Kelaher, and George F. “Buddy” Sasser, and we support the election of William R. Benson, one of CNB’s nominees, for the fourth director position. Accordingly, unless otherwise specified in a proxy, the proxy holders will vote FOR our three nominees and FOR William R. Benson. At the Annual Meeting, between our nominees and the CNB Board’s nominees, there are expected to be a total of seven nominees to fill four seats, and the four nominees who receive the most votes will be elected as directors. See “ELECTION OF DIRECTORS” below for additional information.

Q:	WHAT IF I AM NOT THE RECORD HOLDER OF MY SHARES?

A:	If your shares are held in the name of a brokerage firm, bank nominee or other institution (“custodian”), only such custodian can execute a proxy on your behalf. You should sign, date, and return the voting instruction provided by such custodian. An example of this would be shares held in an account with Charles Schwab & Co. The shares in this account are owned by you but are legally registered in the name of Charles Schwab & Co. Therefore, you are the beneficial owner and Charles Schwab & Co. would be the record owner. Only the record owner may vote the shares. The broker, such as Charles Schwab & Co., will vote those shares as instructed by the beneficial owner, if the broker receives instructions on how the beneficial owner wants to vote such shares. If your shares are held in the name of a custodian and you wish to vote in person at the Annual Meeting, you must request a document from the custodian called a “legal proxy” and bring it with you to the Annual Meeting.

If you need any assistance, please contact Jennings Duncan at (843) 248-4119.

BACKGROUND AND REASONS FOR PROXY STATEMENT

        Throughout our years of service as directors and officers of CNB and the Bank, you gave us your trust to act in the best interests of you – the shareholders. Consistent with this trust, and as fellow shareholders, we believed you – as shareholders – had the right to know what occurred at the June 14, 2005 Board meeting and why we had instituted litigation against Directors Cutts, Dusenbury, Hucks, Lovelace, and Smith (the “Group of Five”). In our letter to you on September 12, 2005, we advised you of what had occurred on June 14, 2005. We also told you we had instituted a lawsuit against the Group of Five and summarized the allegations in the litigation, setting forth the reasons we had done so, and asking for your support. (See “Litigation” section below) We sought your opinions in the form of a Non-Binding Referendum demanding that Directors Cutts, Dusenbury, Hucks, Lovelace, and Smith void certain actions taken on June 14, 2005, and requesting the Group of Five resign their Board seats.

        In response to our September 12 letter to you, we received back from shareholders signed copies of the Non-Binding Referendum representing a majority of CNB’s shares in support of voiding certain of the actions taken on June 14, 2005, and in support of the resignations of the Group of Five from the Board. We informed you of this on October 6, 2005. The Non-Binding Referendum constituted only a request by the holders of a majority of CNB's shares. The Board was not legally obligated to act in response to the Non Binding Referendum, and the Group of Five did not void these actions and did not resign as directors, as requested by the Non-Binding Referendum.

        On September 12, we also told you in our letter that if the referendum received the support of more than a majority of the shareholders and the Group of Five did not act as you requested, we would give notice to CNB that at the next Annual Meeting of CNB’s shareholders, we would renominate Willis and nominate an alternative slate of directors for the Board seats of Dusenbury and Lovelace whose terms expired at this Annual Meeting. As we committed we would do, on February 6, 2005, we gave notice of our intent to nominate as director nominees:

Willis J. Duncan, Edward T. Kelaher, and George F. “Buddy” Sasser.

        After we submitted our nominations, CNB’s Board of Directors, on February 14, 2006, nominated CNB’s slate of directors for election.

        On September 12, we had trust in your support and that you would come together to voice your support of the Non-Binding Referendum. You did just that and we are extremely thankful to you. We also believe that you had trust in us to honor our commitment to offer a slate of nominees for election at this year’s Annual Meeting of shareholders if the Group of Five did not void the June 14 actions and resign. In honor of this trust and commitment, we took the steps necessary to nominate qualified candidates and notify CNB that they would be nominated as director candidates at this year’s Annual Meeting.

        We now ask you to come together in support of these nominees and elect them as members of your Board of Directors.

Litigation

        On September 6, 2005, we filed a lawsuit(1) challenging certain actions taken at the Board of Director meetings on June 14, 2005. In this lawsuit, claims are asserted: (i) by us as shareholders to remove the Group of Five as directors of the Company and under a South Carolina statute that allows shareholders holding 5% of the Company’s shares to seek removal of directors, if the directors engaged in fraudulent or dishonest acts or gross abuse of authority in discharge of their duties and removal is in the best interest of the Company; (ii) as a shareholder derivative claim, on behalf of the Company seeking to void certain actions taken on June 14, 2005 based upon conflicts of interest and the unfairness of these actions to the Company and Bank; (iii) as a shareholder

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(1)     The lawsuit was filed in the Court of Common Pleas for the Fifteenth Judicial Circuit of the State of South Carolina against the Group of Five (H. Buck Cutts; Paul R. Dusenbury; Robert P. Hucks; Richard M. Lovelace, Jr.; and Howard B. Smith, III), all of whom are directors of the Company and the Bank.

derivative claim, on behalf of the Company against the Group of Five alleging they engaged in a civil conspiracy; and (iv) seeking relief on behalf of the Company and Bank to void certain actions taken on June 14, 2005, including the employment agreements of Hucks and Dusenbury. The lawsuit also includes claims by us against the Group of Five for damages and attorney fees caused by their actions and seeks declaratory judgment that certain actions taken on June 14, 2005 were improper and void. Because of the relief sought, the Company and Bank were required to be named as nominal defendants in the lawsuit; however, we seek no relief or damages against the Company or the Bank. We do seek relief as well as damages from the Group of Five in favor of the Company and Bank on behalf of shareholders and in our favor.

        The Group of Five denied the claims and filed a counterclaim for defamation against us. The Group of Five alleges that each of them was defamed by our September 12, 2005 letter in which we informed you of what occurred on June 14, 2005 and summarized the allegations in the litigation, including our belief that Hucks and Dusenbury were induced to join the plan of Cutts, Lovelace, and Smith to take control of the Board by the promotions,(2) raises,(3) bonuses,(4) and employment contracts they received. We have denied their claim of defamation and asserted the defense of privilege and the defense of truth.

        We are seeking to void certain actions taken on June 14, 2005 because of conflict of interest and because the actions are unfair to the Company and the Bank. These June 14 actions are alleged to be the result of the Group of Five’s breaches of fiduciary duties to take control of the Board and the attempt to insulate the June 14 actions from challenge by the Board or shareholders. These June 14 actions are alleged to result from secret negotiations and planning by Cutts, Lovelace, and Smith to achieve a five-vote majority on the Board. The lawsuit alleges our belief that Hucks and Dusenbury were induced to join in these actions with promotions, substantial raises in base salary, increased bonus potential and five-year employment contracts. These employment agreements provide for Hucks and Dusenbury to receive their base salaries and 25% target bonuses for the five-year term of the agreements, if their employment is terminated during the term of the agreements without cause, if there is a reduction in their base salaries and target bonuses, if there is a substantial alteration of their positions or duties, or if any purchaser of CNB or substantially all CNB’s assets does not assume the agreements.

        The actions taken on June 14, 2005, which are being challenged were accomplished by seven motions. The seven motions were to: (1) remove Willis as the Chairman of the Board of the Company and of the Bank; remove Willis as Director of the Bank; remove Willis from all Board Committees of the Company and the Bank; appoint Cutts as the interim Chairman of the Board of Directors of the Company and of the Bank; (5-4 vote, with the Group of Five in favor and Directors Barnette, Cushman, and us against); (2) remove Jennings as the President of the Company and of the Bank; remove Jennings as Director of the Bank; remove Jennings from all Board Committees of the Company and the Bank; promote and appoint Hucks as the President of the Company and of the Bank; approve a 5-year employment agreement for Hucks providing for increased salary and bonus for Hucks; (5-4 vote, with Group of Five in favor and Directors Barnette, Cushman, and us against); (3) promote and appoint Dusenbury as the Executive Vice-President and Chief Financial Officer of the Company and of the Bank; approve a 5-year employment agreement for Dusenbury providing for increased salary and bonus for Dusenbury; (6-3 vote, with Group of Five and Director Barnette in favor and Director Cushman and us against); (4) dissolve the Executive Committee; (5-4 vote, with Group of Five in favor and Directors Barnette, Cushman, and us against); (5) create a new Compensation Committee of the Company and the Bank with the authority to determine the compensation and terms of employment of executive officers of the Company and the Bank, and appoint Cutts, Lovelace, and Smith as the sole members of this Committee;(5) (5-4 vote, with Group of Five in favor and Directors Barnette, Cushman, and us against) (6) create a new Governance and Nominating

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(2)     Hucks was promoted to President and CEO and Dusenbury promoted to Executive Vice-President and CFO.

(3)     Hucks’ then-current salary was increased from $169,800 to a base salary of $230,000 or 35.5% and by 19.7% over Jennings’ prior salary as President of $192,072. Dusenbury’s salary was increased from $157,440 to a base salary of $190,000 or 20.7%.

(4)     The employment agreements provide for a target bonus of 25% of base salary with opportunity of a bonus equal to 50% of the base salary for both Hucks and Dusenbury.

Committee of the Company and the Bank and appoint Cutts and Smith as two of the three members of the Committee;(6) (5-4 vote, with Group of Five in favor and Directors Barnette, Cushman, and us against) (7) amend four of the Company’s Bylaws to:

(i) provide that a special meeting of shareholders can be called only by shareholders controlling 50% of the voting shares, rather than the prior requirement of only 10% of the voting shares;(7)
(ii) raise the percentage of shareholders required to constitute a quorum at a shareholders meeting from 1/3 to a majority of the outstanding shares*; (8)
(iii) require a majority of directors to call a special meeting of the Board of Directors instead of the prior requirement of only two directors; (9)
(iv) raise the number of directors required to constitute a quorum from 1/3 to a majority of the directors then serving*.(10)
(The vote on this motion to amend these Bylaws was a 5-4 vote, with Group of Five in favor and Directors Barnette, Cushman, and us against).

*These two amendments of the Company’s Bylaws, which the Group of Five proposed and voted to adopt on June 14, were in violation of the Company’s Articles of Incorporation that require a favorable vote by the shareholders of 80% of all outstanding shares to amend these two Bylaws; therefore, these two amendments were ineffective.

ELECTION OF DIRECTORS

        The Articles of Incorporation of CNB provide for the Board of Directors to be divided into three classes, each as nearly equal in number as possible, and each serving three-year staggered terms.

        The Board of Directors has, by resolution, fixed the number of directors at ten. According to CNB’s proxy statement, four directors will be elected at the Annual Meeting to each serve a three-year term. Directors serve until their successors are elected and have qualified to serve.

        At the Annual Meeting, we will nominate and vote, individually and as proxy, in favor of our three nominees indicated below, and we will vote for William R. Benson, one of CNB’s nominees.

OUR NOMINEES:

WILLIS J. DUNCAN, 79, has held numerous and differing positions of increasing responsibility with the Bank since joining the Bank as an employee in 1949, including bookkeeper/cashier, teller, loan officer, assistant cashier, Assistant Vice President, Cashier, Executive Vice President, President, and Chairman of the Board. His entire adult working career has been associated with service to

(5)     On June 14 this new Compensation Committee of Cutts, Lovelace, and Smith approved the Hucks and Dusenbury employment agreements, raises, and target bonuses.

(6)     Cutts and Smith would constitute a majority of this new Governance and Nominating Committee.

(7)     The amendment would increase the number of shares needed for shareholders to call a special meeting of shareholders to question actions of the Board or vote on other matters.

(8)     The amendment would increase the number of shares required for a shareholder quorum to be achieved to question actions of the Board or vote on other matters.

(9)     The amendment would assure the Group of Five could prevent a request to call a special meeting of the Board.

(10)     The amendment would assure the Group of Five could prevent a Board quorum at a meeting by their control of five of the ten Board positions needed for a quorum.

CNB and the Bank, and the shareholders, employees, customers, and the communities served by the Bank. Additionally, he has served the community in other ways, including working on the Board of the Conway Hospital, and advisory boards of Conway High School and the South Carolina Vocational Rehabilitation Center. Mr. Duncan received the LaVerne Creel Lifetime Achievement Award from the Conway Chamber of Commerce. He has served as a Director of the Bank since 1958 and a Director of CNB since its inception in 1985. He served as Chairman of the Board of CNB and the Conway National Bank from 1988 until June 14, 2005. The legal proceedings described in this proxy statement assert that he was improperly removed from these positions on June 14, 2005.

EDWARD T. KELAHER, 51, is senior partner at the law firm of Kelaher, Connell & Connor, PC in Surfside Beach, SC, where he has practiced law since 1982. He is also the minister at All Saints Parish, Waccamaw, Episcopal Church in Pawleys Island, SC, serving there since February 2004. He was formerly the associate rector/minister at The Episcopal Church of the Resurrection, Surfside Beach, SC. Mr. Kelaher received the American Bar Association’s United States Pro Bono Lawyer of the Year award for 1993, and he received the South Carolina Bar Association Pro Bono Lawyer of the Year award for 1992, for his service in providing free legal services and assistance to persons in need who were referred to him by various social agencies, churches, and volunteer agencies. Other awards and recognitions have included his receiving the Volunteer of the Year award for Horry County and being named Surfside Beach Citizen of the Year. In addition to his considerable charitable work, Mr. Kelaher has served on the South Carolina Bar Board of Governors, the Myrtle Beach Area Chamber of Commerce Board, the Horry County Development Board, the Horry County Higher Education Commission, and the Horry County Schools Advisory Council. Mr. Kelaher is dedicated to the communities that the Bank serves and would bring this good will and the relationships created by this spirit of dedication and contribution to the CNB Board and the Bank.

GEORGE F. “BUDDY” SASSER, 69, has held various positions of leadership and administrative positions of responsibility. These positions include service as Commissioner of the Big South (NCAA) Conference and as Athletic Director at Coastal Carolina University, East Tennessee State University, Wofford College, and Conway High School. He also coached football at Appalachian State University, Wofford College, East Tennessee State University, and Conway High School. In 1982, Mr. Sasser was named the Kodak Coach of the Year for the College Division. In 2003, Coastal Carolina University recognized his contributions by naming Coastal Carolina University’s Athletic Hall of Fame in his honor. In addition, he has served in the Conway Jaycees, the Waccamaw Kiwanis Club, the Conway Medical Center Foundation, and as a deacon, elder, and trustee of Kingston Presbyterian Church. Mr. Sasser retired from Coastal Carolina University in 1999. He has been an educator, coach, and mentor for many of the Bank’s customers and employees, and is a well known and respected member of the community with extensive experience in leadership, administration, and budget management in the positions he held, which will serve the CNB Board and the Bank well.

CNB NOMINEE-WILLIAM R. BENSON:

WILLIAM R. BENSON, 53. Mr. Benson has been a Director of the Company since June 2005. Since 2005, Mr. Benson has been Senior Vice President and Inland Area Executive of the Bank. Mr. Benson was Vice-President and Loan Officer of the Bank from 1985 to 2005. Mr. Benson has served on the Credit Committee of the Bank since 1993. He began his banking career in 1976. Mr. Benson currently serves as Trustee and Finance Committee Chairman of Conway Hospital; Commissioner and Treasurer of Shoreline Behavioral Health Services; Vice Chairman of the Board of Visitors of Coastal Carolina University Wall School of Business; and Board Member and Treasurer at Smith Jones Recreation Center.

        Each of the above nominees has agreed to be named in this proxy statement and, if elected, to serve as a director of CNB. Unless otherwise specified on the proxy, we will vote any proxies we receive in favor of the election of the persons named above. We do not expect that any of our nominees will be unable to stand for election or serve as a director, but if any vacancy in our slate of nominees occurs for any reason (including if CNB makes or announces any changes to its Bylaws or takes or announces any other action that has, or if completed would have, the effect of disqualifying any or all of our nominees), CNB’s common stock represented by the GREEN proxy sheet received by us and not properly revoked may be voted for substitute candidate(s) nominated in compliance with the rules of the SEC and any other applicable law and, if applicable, CNB’s Bylaws. We also reserve the right to take such steps as may be necessary to nominate and vote for additional persons if CNB tries to increase the size of the existing board or the number of directors to be elected at the meeting. Based on the legal analysis of our counsel, we believe that any such action by CNB would be invalid to the extent that it manipulated CNB’s corporate processes to interfere with your rights as shareholders to elect CNB's directors.

        You have the opportunity to withhold authority for us, as proxy, to vote in favor of the election of any of our nominees, or for Mr. Benson, by so indicating on the GREEN proxy sheet.

        Please be aware that whether or not you signed and delivered the Non-Binding Referendum imposes no restriction, and has no bearing, on how you vote in this election of directors or on your ability to give any party a proxy to vote your shares at the annual meeting.

         WE RECOMMEND THAT HOLDERS OF CNB COMMON STOCK VOTE IN FAVOR OF THE ELECTION OF OUR NOMINEES WILLIS J. DUNCAN, EDWARD T. KELAHER, AND GEORGE F. "BUDDY" SASSER, AND WILLIAM R. BENSON, ONE OF CNB'S NOMINEES.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

        In addition to the election of directors, at the Annual Meeting shareholders will also be asked to ratify the appointment of Elliott Davis, LLC as CNB’s independent public auditor for the fiscal year ending December 31, 2006 and to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. We intend to vote our shares, and those for which we are given proxies, in favor of the ratification of the appointment of Elliott Davis, LLC as CNB’s independent public auditor for the fiscal year ending December 31, 2006. If any other matter properly comes before the Annual Meeting, we will have the discretionary authority to vote all shares for which we are given proxies in accordance with our best judgment with respect to such matter.

VOTING AND PROXY PROCEDURES

        The information contained in this section is based on publicly available copies of the Articles of Incorporation and Bylaws of CNB, CNB’s proxy statement, and other information contained in CNB’s public filings.

        The Board of Directors of CNB fixed April 6, 2006 as the record date for the determination of CNB’s shareholders that are entitled to notice of and to vote at the Annual Meeting. According to CNB’s proxy statement, as of March 21, 2006, there were 788,531 shares of common stock outstanding on the record date. Each share is entitled to one vote for each of the four director positions to be elected at the Annual Meeting. Each share is entitled to one vote on each other matter to be voted upon by shareholders. Cumulative voting is not permitted and dissenters’ rights are not applicable to the matters being voted upon. Shareholders who sell shares of CNB common stock before the record date (or acquire them without voting rights after the record date) may not vote such shares. Shareholders of record on the record date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the record date.

How to Vote Your Shares

        Shareholders who hold their shares of record in their own names can vote their shares by marking the enclosed GREEN proxy sheet, dating it, signing it, and returning it to Jennings Duncan in the enclosed postage-paid and addressed envelope. Shareholders of record can also attend the Annual Meeting and vote in person. Shareholders who hold their shares in street name with a broker or other nominee can direct their vote by submitting voting instructions to the broker or nominee in accordance with the procedure on the voting card provided by the broker or nominee. Shareholders who hold their shares in street name may attend the Annual Meeting if they present evidence that they are beneficial owners of shares, but may not vote in person without a proxy appointment from a shareholder of record.

        Shares represented by properly executed GREEN proxy sheets will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of our nominees to the CNB Board, Willis J. Duncan, Edward T. Kelaher, and George F. “Buddy” Sasser, and FOR the election of William R. Benson, one of CNB’s nominees, and FOR the ratification of the appointment of Elliott Davis, LLC as CNB’s independent public auditor for the fiscal year ending December 31, 2006. In each case in which the shareholder has specified how his or her shares are to be voted, they will be voted in accordance with his or her specifications.

        We are asking you to elect our nominees. The enclosed GREEN proxy sheet will only be voted for our nominees, and for William R. Benson, one of CNB’s nominees.

Attendance at Annual Meeting

        According to the CNB proxy statement, there will be limited space available at the Annual Meeting, and CNB reserves the right to admit to the Annual Meeting only record shareholders and their spouses and beneficial owners who present evidence (such as a brokerage statement or other materials from the record owner of the shares), establishing that they are beneficial owners of the shares and their spouses. According to the CNB proxy statement, spouses who are neither record shareholders nor beneficial owners of shares may be asked to leave the meeting if necessary to make space for attendance by record shareholders and beneficial owners of shares.

Quorum

        To conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies. A quorum consists of at least one-third of the shares of common stock issued and outstanding on the record date. All Shares that are voted “FOR,” “AGAINST,” or “ABSTAIN” (or “WITHHOLD” in the case of election of directors) on any matter will count for purposes of establishing a quorum and will be treated as shares entitled to vote at the Annual Meeting.

        Shares will be counted for quorum purposes if they are represented at the meeting for any purpose other than solely to object to holding the meeting or transacting business at the meeting. Abstentions and broker non-votes count as present for establishing a quorum. A “broker non-vote” occurs with respect to a proposal when a broker is not permitted to vote on the proposal without instruction from the beneficial owner of the shares and no instruction is given.

Votes Required for Approval

        The directors will be elected by a plurality of the votes cast at the meeting. This means that the nominees receiving the highest number of votes will be elected as directors. A vote to “WITHHOLD” for any nominee for director will be counted for purposes of determining the quorum, but will have no other effect on the outcome of the vote on the election of directors. A shareholder may cast votes for our three nominees and William R. Benson either by attending and voting at the Annual Meeting or by sending a properly executed GREEN proxy sheet to Jennings Duncan.

        We have proposed Willis J. Duncan, Edward T. Kelaher and George F. “Buddy” Sasser as three nominees for the four director positions, and we support the nomination and election of William R. Benson, who is one of CNB’s nominees. Accordingly, unless otherwise specified in a proxy, the proxy holders will vote FOR our three nominees, Willis J. Duncan, Edward T. Kelaher, and George F. “Buddy” Sasser, and vote for William R. Benson. At the Annual Meeting, there are expected to be a total of seven nominees to fill four seats, and the four nominees who receive the most votes will be elected as directors.

        If a quorum is present, approval of the ratification of the appointment of Elliott Davis, LLC as CNB’s independent public auditor for the fiscal year ending December 31, 2006 will require that the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal. We are not aware of any other substantive matters to be considered at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting, then we will vote all proxies held by us in accordance with our best judgment and consistent with the federal proxy rules.

Revocation of Proxies

        Shareholders of CNB may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. A revocation may be delivered either to Jennings Duncan at 515 Tenth Avenue, Conway, SC 29526, or any other address provided by CNB. Although a revocation is effective if delivered to CNB, we request that either the original or photostatic copies of all revocations be mailed to Jennings Duncan at 515 Tenth Avenue, Conway, SC 29526, so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding shares. Additionally, we may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of our nominees.

        Shareholders who hold their shares in street name with a broker or other institution may change or revoke their proxy instructions by submitting new voting instructions to the broker or other institution.

        IF YOU WISH TO VOTE FOR THE ELECTION OF WILLIS J. DUNCAN, EDWARD T. KELAHER, AND GEORGE F. “BUDDY” SASSER AND ALSO WILLIAM R. BENSON TO THE CNB BOARD, PLEASE SIGN, DATE, AND PROMPTLY RETURN TO US THE ENCLOSED GREEN PROXY SHEET IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Solicitation of Proxies

        The solicitation of proxies pursuant to this proxy statement is being made by Jennings Duncan and Willis Duncan. Proxies may be solicited by mail, e-mail, internet web postings, facsimile, telephone, telegraph, in person, and by advertisements. We will request banks, brokerage houses, and other custodians, nominees, and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. We will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. We have not yet retained the services of a firm to assist in our solicitation of proxies. We anticipate retaining such a firm and that the fees we will pay to this firm in connection with this proxy solicitation will not exceed approximately $10,000. These fees are not included in the estimate of the total cost of the solicitation set forth below.

        We committed to you in September 2005 to renominate Willis J. Duncan and nominate alternative nominees for the director positions held by Dusenbury and Lovelace. In honor of this commitment, we will bear the entire cost of this solicitation. We do not intend to seek reimbursement from CNB for our solicitation expenses. We estimate that the cost of this solicitation will be approximately $190,000, of which approximately $155,000 has been expended to date.

ADDITIONAL PARTICIPANT INFORMATION

        Under applicable SEC regulations, in addition to Willis Duncan and Jennings Duncan, each of our nominees for the Board of Directors is deemed to be a “participant” for purposes of this proxy statement. The name and principal occupation of each of our nominees for the Board of Directors is set forth above under “ELECTION OF DIRECTORS.” Mr. Kelaher’s principal business address is Kelaher, Connell & Connor, PC, 1500 Highway 17 N #209, Surfside Beach, SC 29578. Jennings Duncan was the President of CNB and The Conway National Bank from 1988 until June 2005. The legal proceedings described in this proxy statement assert that he was improperly removed from these positions in June 2005. Jennings Duncan is a director of CNB and will continue to be a director after the annual meeting (his term expires in 2007). Mr. Benson is also deemed to be a participant, but Mr. Benson is not expected to solicit proxies on behalf of Willis Duncan and Jennings Duncan. Shareholders should refer to CNB's proxy statement for background and other information concerning Mr. Benson.

        If elected, both Mr. Kelaher and Mr. Sasser would be considered independent directors under NASDAQ rules applicable to service on audit committees. Mr. Kelaher and Mr. Sasser are not currently directors of CNB.

        If elected, Mr. Duncan, Mr. Kelaher, Mr. Sasser, and Mr. Benson will be entitled to such compensation from CNB as is consistent with CNB's practices for services of directors, which is described in CNB's proxy statement furnished to shareholders in connection with the Annual Meeting.

        Except as otherwise set forth in this proxy statement, none of the participants or their associates has any arrangement or understanding with any person (i) with respect to any future employment by CNB or its affiliates or (ii) with respect to future transactions to which CNB or any of its affiliates will or may be a party.

        Except for Willis Duncan and Jennings Duncan, none of the participants has previously served on the Board of Directors of CNB. Jennings Duncan is the son of Willis Duncan. In accordance with Rule 14a-5(c) of the federal proxy rules, reference is made to CNB’s proxy statement for a description of certain compensation paid to and other arrangements with Jennings Duncan, as the President of CNB, and Willis Duncan as Chairman of CNB, through June 14, 2005. Jennings Duncan and Willis Duncan have received checks for their service as directors of CNB since June 14, 2005, but have not cashed such checks because they do not believe that these payments were properly approved by the CNB Board.

        None of the participants have been convicted in a criminal proceeding.

    Mr. Kelaher owns 165 shares of CNB common stock of record and beneficially. Mr. Sasser owns 619 shares of CNB common stock of record and beneficially, and his wife holds 665 shares of CNB common stock of record and beneficially. Willis Duncan owns 18,966 shares of CNB common stock of record and beneficially. Jennings Duncan holds 11,810 shares of CNB common stock of record and beneficially. Jennings Duncan holds 13,638 shares of record in his capacity as the personal representative of the estate of Harriette B. Duncan. As personal representative of her estate, Jennings Duncan can vote all of such shares and could sell shares of common stock in the estate having aggregate value of $5,000 or more with prior court approval. Jennings Duncan’s wife holds 1,831 shares of CNB common stock, and his children own in their names an aggregate of 11,985 shares of CNB common stock. Jennings disclaims beneficial ownership of his wife’s and children’s shares because his wife and children each retain voting and investment power of the shares they each own.

        We, our nominees, and our and our nominee’s family members, and entities in which they have an ownership interest, are customers of and have transactions with The Conway National Bank in the ordinary course of business. Included in such transactions are outstanding loans and commitments, all of which we believe were made on comparable terms, including interest rates and collateral as those prevailing at the time for other customers of the Bank, and did not involve more than normal risk of collectibility or present other unfavorable features.

        Except as set forth in this proxy statement, none of the participants in this solicitation is, or has been within the past year, a party to any contract, arrangement, or understanding with any person with respect to any securities of CNB, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies.

        The following is a summary of purchases of CNB stock by Willis Duncan during the last two years:

Transaction Date	Type of Transaction	Number of Shares

03/21/06	Purchase	25
08/31/05	Purchase	30
08/09/05	Purchase	50
11/10/04	Purchase	210
04/20/04	Purchase	30

OTHER MATTERS AND ADDITIONAL INFORMATION

        Certain disclosure that is already included in CNB’s proxy statement has been omitted from this proxy statement. This disclosure includes, among other things, the number and percentage of outstanding shares beneficially owned by (i) each of CNB’s directors, (ii) each named executive officer of CNB, (iii) each person known to CNB to own more than 5% of CNB’s common stock, and (iv) all executive officers and directors of CNB as a group, biographical information on CNB’s directors and executive officers, information concerning director and executive compensation and transactions with CNB, information regarding certain committees of the Board of Directors, the address of CNB’s principal executive offices, and procedures for submitting shareholder proposals to be presented at the 2007 Annual Meeting. Shareholders should refer to CNB’s proxy statement to review this disclosure and should refer to CNB’s proxy statement for the names, backgrounds, and other information concerning CNB’s nominees.

        Certain of the information contained in this proxy statement is based on publicly available information filed by CNB with the SEC.

PROXY SOLICITED BY WILLIS J. DUNCAN AND W. JENNINGS DUNCAN FOR THE ANNUAL MEETING OF SHAREHOLDERS OF CNB CORPORATION
TO BE HELD ON MAY 9, 2006

The undersigned hereby revokes any proxy previously given and appoints Willis J. Duncan and W. Jennings Duncan, or either of them acting individually in the absence of the other, with full power of substitution, as proxies (the "Proxies") to vote all of the shares of the common stock of CNB Corporation, a South Carolina Corporation ("CNB"), held or owned by the undersigned or standing in the name of the undersigned at the Annual Meeting of Shareholders of CNB to be held at the Conway Banking Office of The Conway National Bank, 1411 Fourth Avenue, Conway, South Carolina, at 5:30 p.m., on May 9, 2006, and any adjournment or postponement thereof, and the undersigned hereby instructs said agent to vote:

WILLIS DUNCAN AND JENNINGS DUNCAN RECOMMEND A VOTE "FOR" THE NOMINEES LISTED IN
PROPOSAL 1.

1.  Election of Directors

Willis J. Duncan, Edward T. Kelaher, George F. "Buddy" Sasser, William R. Benson

[ ] FOR all nominees	[ ] WITHHOLD AUTHORITY
listed above	to vote for all nominees
listed above

[ ] WITHHOLD AUTHORITY only on the following nominees listed above

                           ________________      __________________      _____________________

                          Instructions: To withhold authority to vote for any of the nominees listed above, write the nominee's(s)
                          name(s) on the line above.

IF THIS PROXY IS SIGNED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR WILLIS J. DUNCAN, EDWARD T. KELAHER, AND GEORGE F. "BUDDY" SASSER, WHO ARE WILLIS DUNCAN'S AND JENNINGS DUNCAN'S NOMINEES, AND FOR WILLIAM R. BENSON, WHO IS ONE OF CNB'S NOMINEES.

2. To ratify the selection of Elliott Davis, LLC as independent auditors for CNB and its subsidiary for the year ending December 31, 2006.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3. And, in the discretion of the Proxies, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting.

THIS PROXY WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO PROPOSAL 2, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign on the line below exactly as your name appears on this form. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If there is more than one trustee, all should sign. All joint owners must sign. Return the signed and dated proxy in the enclosed postage-paid envelope addressed to: Jennings Duncan, 515 Tenth Avenue, Conway, South Carolina 29526. [Please sign your name as it appears on the attached label, which is how the ownership is reflected in CNB's shareholder list. This will help assure your vote is counted.]

Signature:_____________________________

Dated: _________________________, 2006